Q Comm International Reports Solid Growth in Third Quarter 2004
                       Revenue up 22% From Second Quarter



(Orem, UT) - November 11, 2004 - Q Comm International, Inc. (Amex: QMM; QMM.WS), a provider of prepaid transaction processing and electronic point-of-sale (POS) distribution solutions, today reported results for its third quarter ended September 30, 2004.

For the three months ended September 30, 2004, revenues were $10.9 million, a 62 % increase from revenues of $6.7 million for the same period in 2003, and a 22 % sequential increase from revenues of $8.9 million in Q2 2004. For the nine months ended September 30, 2004, revenues were $28.3 million, a 53% increase from revenues of $18.4 million for the same period in 2003. Net loss for the three months ended September 30, 2004, was $890,000 or $0.19 per share, compared to a net loss of $1.5 million, or $0.39 per share, for the same period in 2003. In July 2004, Q Comm completed the acquisition of a Canadian company, Point de Vente (PDV). For the quarter, PDV provided approximately $1.1 million in gross revenues and $75 thousand in gross margin. The figures above include the effects of this acquisition.


Excluding PDV, our core business experienced the following in this third quarter:

     o  Sequential quarterly revenue growth of 11%.

     o Margin (after commissions and fees) increased by 30% from last quarter, excluding one-time items.

     o Made strategic hire to fully staff the sales organization and launched an upgraded website.

     o  Closed $880,000 in equipment lease financing.

     o Appointed point of sale industry leader, Harry Hargens, to the board. o Completed acquisition of approximately 330 merchant accounts from POSA Tech.

     o Selected by Checkmate for installation in over 80 locations that serve over 2 million customers annually.

     o  1675 active units resulting in average monthly margin per unit of $75.

     o  Net activations of 288 for the third quarter.

     o Breakeven guidance adjusted to 7000 activated leased broker units plus 1000-2000 international service bureau units and 1000- 2000 customer owned VeriFone units in service.

Terry Kramer, Chief Executive Officer and President of the Company, stated, "We made significant progress this quarter growing revenues while also improving our strategic focus. We saw growth from our existing accounts with a strong increase in same store sales. Further, we reduced our operating cash burn due to revenue growth and cost controls. We are refining our sales model to focus on fully activated terminals, consequently we have repositioned our sales force through a new commission structure that focuses on activations and increasing the average margin per unit."


The company will discuss third quarter results by conference call later today. The details for the call are as follows:



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Date: November 11, 2004

Time: 1:30 pm Pacific (4:30 pm Eastern)

Dial-in number: 1-800-865-4425

International Dial-In: 1-973-935-2402

Internet Simulcast:  http://www.vcall.com/CEPage.asp?ID=89737
                     ----------------------------------------


o  (Windows Media or Real Player needed for simulcast)

Please call the conference call telephone number 5-10 minutes prior to the start time. An operator will check your name and organization and ask you to wait until the call begins. If you have any difficulty connecting with the conference call number please call the Liolios Group at (949) 574-3860.

A replay of the conference call will be available until 11/18/2004 at:

Replay number: 1-877-519-4471

International Number: 1-973-341-3080

Internet Simulcast link above

Note: The playback passcode (5336466) must be entered to access the playback.

ABOUT Q COMM INTERNATIONAL:
Established in 1992, Q Comm International provides proprietary prepaid transaction processing and information management systems that facilitate electronic recharge or distribution of prepaid products from service providers or their distributors to retail points of sale. Q Comm's solutions replace traditional hard cards (also known as scratch cards or vouchers) that are costly to distribute Q Comm's solutions also provide more comprehensive reporting and inventory management, among other benefits. In concert with its proprietary data center platform, Q Comm's point-of-sale terminal, Qxpress 200(TM), is currently used by wireless telecommunication carriers or mobile telecommunication operators, telecommunication distributors, and various retailers to sell a wide range of prepaid products and services, including prepaid wireless or prepaid mobile telecommunication service, prepaid phone cards, prepaid dial tone, and prepaid bank cards, such as prepaid MasterCard. Visit www.qcomm.com for more information.

This press release contains forward-looking statements regarding future events and financial performance. These statements involve a number of risks and uncertainties and are based on numerous assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond Q Comm's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, changes in our operating expenses, adverse patent rulings, legal developments, competitive pressures, changes in customer and market requirements and standards, and the risk factors detailed from time to time in Q Comm's periodic filings with the Securities and Exchange Commission, including without limitation, Q Comm's Annual Report on Form 10-K for the year ended December 31, 2003, and Q Comm's periodic reports on Forms 10-Q and 8-K filed with the Securities and Exchange Commission since January 1, 2003. The forward looking-statements in this press release are based upon management's reasonable belief as of the date hereof. Q Comm undertakes no obligation to revise or update publicly any forward-looking statements for any reason.




Contacts:
Scott Liolios               Terry Kramer
Liolios Group, Inc.         Q Comm International, Inc.
 (949) 574-3860             (801)-805-6011



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                                   Q COMM INTERNATIONAL, INC. AND SUBSIDIARY
                                     CONDENSED CONSOLIDATED BALANCE SHEET

                                                                             September 30,     December 31,
                                                                                 2004              2003
                                                                          -------------       -----------

                                     ASSETS
         Current Assets:
           Cash in bank                                                       $  3,558,310     $  5,524,774
           Restricted cash                                                               -        1,450,583
           Accounts receivable, net                                              1,127,823          444,009
           Inventory                                                             1,765,232          717,116
           Note receivable                                                               -          150,000
           Prepaid expenses                                                         23,638                -
                                                                               -----------      -----------
              Total Current Assets                                               6,475,003        8,286,482
                                                                               -----------      -----------
         Property & Equipment, net                                               3,807,858        2,867,389

         Other Assets:
           Capitalized software development costs, net                           1,231,657        1,561,325
           Goodwill, net                                                           761,042          144,580
           Long-term investments                                                   195,256                -
           Deposits                                                                 99,080           33,815
                                                                               -----------      -----------
              Total Other Assets                                                 2,287,035        1,739,720
                                                                               -----------      -----------
              Total Assets                                                    $ 12,569,896     $ 12,893,591
                                                                              ============     ============

                                    LIABILITIES AND STOCKHOLDERS' EQUITY
         Current Liabilities:
           Accounts payable                                                   $  1,498,416     $    788,856
           Accrued expenses                                                        272,368          141,295
           Unearned revenue                                                              -           80,000
           Convertible notes and debentures (net of $300,947 discount
              at December 31, 2003)                                                      -          929,053
           Capital lease obligations - current portion                              31,099           29,766
           Related party obligations - current portion                              67,111           65,485
           Contingent liabilities                                                        -           70,000
                                                                               -----------      -----------
              Total Current Liabilities                                          1,868,994        2,104,455
                                                                               -----------      -----------
         Long-term Obligations:
           Capital lease obligations                                                 5,390           30,610
           Related party obligations                                               177,822          228,776
                                                                               -----------      -----------
              Total Long-term Obligations                                          183,212          259,386
                                                                               -----------      -----------
              Total Liabilities                                                  2,052,206        2,363,841
                                                                               -----------      -----------
         Stockholders' Equity:
           Common stock, $.001 par value, 50,000,000 shares
              authorized, 3,995,250 shares issued and outstanding                    4,759            3,995
           Capital in excess of par value                                       26,858,879       23,812,400
           Retained deficit                                                    (16,337,445)     (13,227,420)
           Foreign currency translation adjustment                                  23,033                -
                                                                               -----------      -----------
                                                                                10,549,226       10,588,975
           Less stock subscription receivable                                      (21,536)         (59,225)
                                                                               -----------      -----------
              Total Stockholders' Equity                                        10,527,690       10,529,750
                                                                               -----------      -----------
              Total Liabilities and Stockholders' Equity                      $ 12,569,896     $ 12,893,591
                                                                              ============     ============

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                                                    Q COMM INTERNATIONAL, INC. AND SUBSIDIARY
                                                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                 For the Three Months               For the Nine Months
                                                                 Ended September 30,                Ended September 30,
                                                           -----------------------------       ------------------------------
                                                               2004              2003              2004              2003
                                                           ------------     ------------       ------------      ------------
              Revenues                                     $ 10,978,936     $  6,767,516       $ 28,337,224      $ 18,445,391

              Cost of Goods Sold                              8,156,533        5,011,059         20,757,060        13,746,935
                                                           ------------     ------------       ------------      ------------
              Gross Profit                                    2,822,403        1,756,457          7,580,164         4,698,456
                                                           ------------     ------------       ------------      ------------
              Operating Expenses:
                Commissions and fees                          2,372,451        1,593,930          6,477,342         4,262,012
                Selling expenses                                228,272          157,210            527,720           332,273
                General and administrative expenses             652,055          398,621          2,077,681         1,288,857
                Depreciation and amortization                   455,036          190,754          1,271,786           541,792
                Non-cash compensation                                 -           21,666                  -            64,998
                                                           ------------     ------------       ------------      ------------
                  Total Operating Expenses                    3,707,814        2,362,181         10,354,529         6,489,932
                                                           ------------     ------------       ------------      ------------
              Loss from Operations                             (885,411)        (605,724)        (2,774,364)       (1,791,476)
                                                           ------------     ------------       ------------      ------------

              Other Income (Expense):
                Interest income                                  10,343           20,440             27,328            20,536
                Interest and other expense                      (15,519)        (943,615)          (349,943)       (1,676,775)
                Loss on disposal of assets                            -                -            (23,046)                -
                                                           ------------     ------------       ------------      ------------
                  Total Other Income (Expense)                   (5,176)        (923,175)          (345,661)       (1,656,239)
                                                           ------------     ------------       ------------      ------------
              Loss before Income Taxes                         (890,587)      (1,528,899)        (3,120,025)       (3,447,715)

              Income Tax Expense                                      -                -                  -                 -
                                                           ------------     ------------       ------------      ------------


              Net Loss                                     $   (890,587)    $ (1,528,899)      $ (3,120,025)     $ (3,447,715)
                                                           ============     ============       ============      ============


              Basic Loss per Share                         $       (.19)    $       (.39)      $       (.74)     $      (1.53)
                                                           ============     ============       ============      ============



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                                           Q COMM INTERNATIONAL, INC. AND SUBSIDIARY
                                        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                          For the Nine Months
                                                                          Ended September 30,
                                                                     ------------------------------
                                                                          2004              2003
                                                                     ------------      ------------
         Cash Flows from Operating Activities:
           Net loss                                                  $ (3,120,025)     $ (3,447,715)
           Adjustments to reconcile net loss to
              net cash used by operating activities:
                 Loss on disposal of property and equipment                23,046            11,818
                Provision for doubtful accounts                            30,000                 -
                Depreciation and amortization                           1,271,786           541,792
                Amortization of discount on debentures and notes          300,947         1,436,941
                Non-cash compensation                                           -            64,998
                Recognition of unearned revenue                           (80,000)                -
                Change in assets and liabilities:
           Increase in accounts receivable                               (548,487)         (330,454)
           Increase in inventory                                       (1,174,588)         (395,893)
           Increase in prepaid expenses                                   (19,220)                -
           Increase in other assets                                       (65,265)           (2,513)
           Increase (decrease) in accounts payable                         72,465          (519,554)
           Increase in accrued liabilities                                105,679           188,383
           Decrease in contingent liabilities                             (70,000)                -
                                                                     ------------      ------------
                  Net Cash Used by Operating Activities                (3,273,662)       (2,452,197)
                                                                     ------------      ------------
         Cash Flows from Investing Activities:
           (Increase) decrease in restricted cash                       1,450,583        (1,620,583)
           Cash received from note receivable                             150,000                 -
           Proceeds from sale of property and equipment                    55,680
           Purchase of property and equipment                          (1,578,767)       (1,575,645)
           Capitalized software development costs                        (322,124)         (524,326)
           Increase in long-term investments                             (195,256)                -
                                                                     ------------      ------------
                  Net Cash Used by Investing Activities                  (439,884)       (3,720,554)
                                                                     ------------      ------------
         Cash Flows from Financing Activities:
           Issuance of common stock                                     3,000,000        16,465,000
           Cash received from subscription receivable                      37,689            43,073
           Payment of stock offering costs                                (10,425)       (2,740,069)
           Proceeds from notes and debentures                                   -         2,700,000
           Payments on notes and debentures                            (1,230,000)         (542,597)
           Proceeds from capital leases                                         -            66,992
           Payments on capital lease obligations                          (23,887)          (18,884)
           Payments on related party obligations                          (49,328)         (150,000)
           Decrease in bank overdraft                                           -          (521,442)
                                                                     ------------      ------------
                  Net Cash Provided by Financing Activities             1,724,049        15,302,073
                                                                     ------------      ------------
           Increase in foreign currency translation adjustment             23,033                 -

         Net Increase (Decrease) in Cash                               (1,966,464)        9,129,322

         Cash and Cash Equivalents, Beginning of Period                 5,524,774           115,609
                                                                     ------------      ------------
         Cash and Cash Equivalents, End of Period                    $  3,558,310      $  9,244,931
                                                                     ============      ============

         Supplemental Disclosures of Cash Flow Information:
             Cash paid during the period for:
             Interest expense                                        $    164,101      $     87,996
             Income taxes                                            $        200      $          -
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                                                   Q COMM INTERNATIONAL, INC. AND SUBSIDIARY
                                                                OPERATING METRICS

                                                         For the         For the         For the         For the
                                                         Quarter         Quarter         Quarter         Quarter
                                                          Ended           Ended           Ended           Ended
                                                      September 30,      June 30,        March 31,     December 31,
                                                          2004             2004            2004           2003
                                                          ----             ----            ----           ----
Broker Model - Shipments
Gross Qxpress terminal shipments                           989            1,627           1,478            889
Company returns of inactive terminals                     -384             -184            -300              -
                                                          ----             ----            ----
      Net Qxpress terminals shipped                        605            1,443           1,178            889
Qxpress terminals canceled                                -226             -379            -123           -172
                                                          ----             ----            ----           ----
Net Qxpress terminals shipped                              379            1,064           1,055            717
      Ending Qxpress terminals in field                  4,341            3,962           2,898          1,843
LDC terminals in field                                      53              183             248            280
Total terminals in field (1)                             4,394            4,145           3,146          2,123
Average monthly net revenue per terminal (3)              $25              $24             $34             $39
Average monthly net revenue per terminal for
      terminals in service more than 90 days (2) (3)      $29              $33             $45             $46
Acquisition cost per broker units shipped                 $169             $126            $89             $61
Cash cost per unit in field (excluding acquisition)        $5              $6              $8              $10

Broker Model - Activated Units
New activations (4)                                        514              449             298            416
Qxpress terminals canceled                                -226             -379            -123           -172
                                                          ----             ----            ----           ----
    Net activations                                        288               70             175            244
Total activated terminals                                1,675            1,387           1,317          1,142
Average activated terminals                              1,531            1,352           1,230          1,020
Average monthly net revenue per terminal                  $75              $69             $73            $85
Average monthly net revenue per terminal for
      terminals in service more than 90 days (2)
Acquisition cost per broker terminals activated           $324             $388            $368           $253
Cash cost per unit in service (excluding
acquisition)                                              $14              $18             $20            $19

Service Bureau Model
Terminals shipped                                           50                -             453            625
Terminals canceled                                           -                -               -              -
    Net terminals placed                                    50                -             453            625
Total terminals in service                                1,512           1,462           1,462          1,009
Total activated terminals                                  912             962              662            409
Average monthly net revenue per terminal (5)               $7               $6              $4             $4
Average monthly net revenue per terminal for
    terminals in service more than 90 days (5)             $7               $8              $8             $9
Average monthly net revenue per activated terminal         $11              $11             $6             $10

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